SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

                           FILED BY THE REGISTRANT |X|

                 FILED BY A PARTY OTHER THAN THE REGISTRANT |_|

                           Check the appropriate box:

                         |_| Preliminary Proxy Statement
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
        |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                   |_| Confidential, for Use of the Commission
                     Only (as permitted by Rule 14a-6(e)(2))

                          PREMIER ALLIANCE GROUP, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              |X| No fee required.

                             |_| Fee computed on table below per Exchange Act
Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

| |Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                          PREMIER ALLIANCE GROUP, INC.

                           4521 Sharon Road, Suite 300
                         Charlotte, North Carolina 28211
                               Tel. (704) 521-8077

                                  April 9, 2007

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Premier Alliance Group, Inc., a Nevada corporation (the "Company"), to be held at 1:00 p.m. Eastern Daylight Time on May 11, 2007, at our corporate offices, which are located at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

     o Election of three directors to the board of directors for the following year and until their successors are elected. The board of directors unanimously recommends a vote FOR election of the nominees on the enclosed proxy card.

     o Ratification of the appointment of Scharf Pera & Co. PLLC as our independent auditors. The board of directors unanimously recommends a vote FOR this proposal.

     o Transaction of such other business as may properly come before the meeting or any adjournment.

The official notice of meeting, proxy statement, and proxy card are included with this letter. The matters listed in the notice of meeting are described in detail in the accompanying proxy statement. We are also providing you with a copy of our annual report on Form 10-KSB for our fiscal year ended December 31, 2006.

Whether or not you expect to attend, the board of directors urges you to vote your shares by signing, dating, and returning the enclosed proxy card in the envelope provided, which is postage-paid if mailed in the United States.

Very truly yours,

/s/ Mark S. Elliott

Mark S. Elliott
President

                          PREMIER ALLIANCE GROUP, INC.

                           4521 Sharon Road, Suite 300
                         Charlotte, North Carolina 28211
                               Tel. (704) 521-8077


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Premier Alliance Group, Inc.:

We hereby notify you that the annual meeting of shareholders of Premier Alliance Group, Inc., a Nevada corporation, will be held on May 11, 2007 at 1:00 p.m. Eastern Daylight Time, at our corporate offices, which are located at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211. This meeting is being held for the following purposes:

     o to elect three directors to the board of directors to hold office for the following year and until their successors are elected;

     o to ratify the appointment of Scharf Pera & Co. PLLC as our independent auditors; and

     o to transact such other business as may properly come before the meeting or any adjournments.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The board of directors has fixed the close of business on April 4, 2007, as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment. You may examine a list of the shareholders of record as of the close of business on April 4, 2007, for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at our corporate offices, which are located at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.


                             YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Mark S. Elliott

                                    Mark S. Elliott
                                    President

Charlotte, North Carolina
April 9, 2007

                          PREMIER ALLIANCE GROUP, INC.

                           4521 Sharon Road, Suite 300
                         Charlotte, North Carolina 28211
                               Tel. (704) 521-8077

                                 PROXY STATEMENT



                               GENERAL INFORMATION


INFORMATION ABOUT PROXY SOLICITATION

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Premier Alliance Group, Inc., a Nevada corporation (the "Company"), in connection with solicitation of proxies on behalf of our board of directors for use at the annual meeting of shareholders to be held at 1:00 p.m. Eastern Daylight Time on May 11, 2007, at our corporate offices, 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211, and at any adjournment. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. The board of directors currently knows of no other business that will come before the meeting.

The notice of annual meeting, proxy statement, and proxy card are being mailed to shareholders on or about April 9, 2007. We will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by our directors, officers, and employees. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

The board of directors is soliciting votes FOR our slate of nominees for election to the board of directors and FOR ratification of the appointment of the firm of Scharf Pera & Co. PLLC as our independent auditors.


INFORMATION ABOUT VOTING

Q:       WHY AM I RECEIVING THESE MATERIALS?

A: The board of directors is providing these proxy materials for you in connection with our annual meeting of shareholders, which will take place on May 11, 2007. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:       WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report on Form 10-KSB is also enclosed.

Q:       WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: The two items of business scheduled to be voted on at the annual meeting are (1) election of directors and (2) ratification of the independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:       HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement and FOR ratification of the independent auditors.

Q:       WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on April 4, 2007, the record date. These shares include (1) shares held directly in your name as a shareholder of record and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.

         If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:       HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the annual meeting only if you were a shareholder of our company or joint holder as of the close of business on April 4, 2007, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in "street name"), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 4, 2007, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 1:00 p.m. Eastern Daylight Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:       HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a "legal proxy" giving you the right to vote the shares.

Q:       HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.

Q:       CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a "legal proxy" from your broker, or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Mark S. Elliott, President, Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mark S. Elliott at Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211, tel. (704) 521-8077, email
         melliott@premieralliance.com.

         If you need additional copies of this proxy statement or voting materials, you should contact M. Elliott as described above.

Q:       HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote FOR all of the three nominees or you may direct your vote to be WITHHELD with respect to one or more of the three nominees. With respect to ratification of the independent auditors, you may vote FOR, AGAINST or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of our nominees and FOR ratification of the independent auditors and, in the discretion of the proxy holders, on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:       WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one third of our shares of capital stock outstanding on April 4, 2007 is necessary to constitute a quorum. Under the Nevada Revised Statutes and our articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name" and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q:       WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the three persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.

         All other proposals require the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against other proposals.

Q:       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the fiscal quarter ending July 31, 2007.

Q:       WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Mark S. Elliott, our president, and Robert N. Yearwood, our executive vice president, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:       WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock issued and outstanding as of the close of business on April 4, 2007, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 5,867,945 shares of common stock were issued and outstanding.

Q:       WHO WILL COUNT THE VOTES?

A: Our transfer agent, Continental Stock Transfer & Trust Company, will present us with a list of votes.

Q:       IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within our company or to anyone else, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q:       WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by us no later than January 6, 2008. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                            PROPOSALS TO BE VOTED ON

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

The board of directors, based on the recommendation of the nominating committee of the board of directors, is proposing a slate of directors consisting of three incumbent directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR EACH OF THESE NOMINEES.


THE NOMINEES

The nominees are listed below:


----------------------- ---- --------------------------------- ---------------
Name                     Age  Position                          Director Since
----------------------- ---- --------------------------------- ---------------
Mark S. Elliott          46  President, director                     2004
----------------------- ---- --------------------------------- ---------------
Robert N. Yearwood       58  Executive vice president of             2004
                             corporate development, director
----------------------- ---- --------------------------------- ---------------
Kevin J. Hasenfus        49  Executive vice president of             2004
                             business development, director
----------------------- ---- --------------------------------- ---------------

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of Mark S. Elliott, Kevin J. Hasenfus, and Robert N. Yearwood, each to serve as a director until the next annual meeting of shareholders and until his successor has been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of our company to elect the above-described slate of directors.


INFORMATION ABOUT THE NOMINEES

None of our directors or executive officers is related to any other director or executive officer, and none of our directors or executive officers holds any directorships in any other public company. None of our directors is independent.

Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

MARK S. ELLIOTT has been in the technology industry for more than 20 years. In that time, Mr. Elliott has worked with such Fortune 500 companies as JC Penney and First Union National Bank, as well as for a number of consulting organizations. He has held positions ranging from application developer, systems specialist, and project manager, to sales and senior management roles. Mr. Elliott moved into the consulting arena as a regional specialist and eventually moved into management as a technical director for Contract Data Services (acquired by Vanstar and subsequently acquired by Inacom). This position, which he held for five years, involved all aspects of the business from staff management, sales effort and strategy, to managing the profitability of the branch. In this capacity he was a partner responsible for developing a branch into a top service provider throughout North Carolina and South Carolina and servicing Fortune 500 companies such as First Union, Bank of America, MCI, Royal and SunAlliance. Mr. Elliott was an original founder of Old Premier (the predecessor to Premier) and was responsible for day-to-day operational aspects. He currently is President and oversees the direction of the company. Mr. Elliott has had financial reporting and processing responsibilities within Premier Alliance Group for over 10 years, is adept at analyzing and evaluating financial statements, understands internal controls over financial reporting and processing and has worked closely with external auditors and CPA's over the past 10 years. Mr. Elliott has been employed by Premier since 1995.

KEVIN J. HASENFUS has 25 years of professional information-technology experience. He started his career as a programmer, systems analyst, and project manager at major energy and financial institutions. Subsequently he served as a product manager in the treasury management department of a large financial institution, where he was accountable for the strategic planning and implementation of the online banking system for large corporate customers. In 1990, he was named as a marketing director for a southeast-region information-technology services company and was responsible for all sales and marketing activity in a defined territory. He was one of the founding partners of Old Premier (the predecessor to Premier) and operated as the Chairman until November 2004. He currently is an Executive Vice President accountable for directing day to day operation in recruiting, as well as for strategic planning. Mr. Hasenfus received a Bachelor of Science degree from Virginia Tech. He was valedictorian of his class at Airco Computer Learning Center. He has held various positions in the Association of Systems Management, Goodwill Industries Computer Training Program for the Handicapped, and the United Way. . Mr. Hasenfus has been employed by Premier since 1995.

ROBERT N. YEARWOOD has been in the technology industry for more than 30 years. Mr. Yearwood served as president of Old Premier (the predecessor to Premier) from 1999 until November 2004. Prior to this, Mr. Yearwood was founder and president of Software Data Services, Inc. ("SDS") from March 1988 until May 1999. In this capacity he grew the company from conception to approximately $9 million in annual sales. His responsibilities included sales, recruiting management, sales management, and directing overall business development efforts. Prior to forming SDS, Mr. Yearwood worked with three large regional consulting organizations in progressively responsible positions beginning with a sales position at Applied Management Systems (now known at CTG) to branch manager at Systems and Programming Consultants (now known as Compuware) and finally director of marketing at Metro Information Services (now known as Keane). Mr. Yearwood gained his initial technology experience by spending seven years in the field as a programmer and programmer/analyst. . Mr. Yearwood is currently an Executive Vice President accountable for marketing and sales and works on corporate strategies. Mr. Yearwood has been employed by Premier since 1999.


COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

The audit committee is responsible for recommending independent auditors and reviewing management actions in matters relating to audit functions. The committee reviews, with independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The report of the audit committee for fiscal year 2006 can be found below under the heading "Proposal Two: Ratification of Appointment of Independent Auditors."

The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

The audit committee has recommended the selection of Scharf Pera & Co. PLLC as our independent auditors for the year ended December 31, 2007. Scharf Pera reports directly to the audit committee.

Our board of directors currently acts as our audit committee. None of our audit committee members is "independent" in accordance with rule 4200(a)(14) of the Nasdaq Marketplace Rules. Our board of directors does not have an "audit committee financial expert," within the meaning of that phrase under applicable regulations of the Securities and Exchange Commission, serving on the audit committee. The board of directors believes that all members of the audit committee are financially literate and experienced in business matters, and that one or more members of the audit committee are capable of (1) understanding generally accepted accounting principles ("GAAP") and financial statements, (2) assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves, (3) analyzing and evaluating our financial statements, (4) understanding our internal controls and procedures for financial reporting, and (5) understanding audit committee functions, all of which are attributes of an audit committee financial expert. However, the board of directors believes that no audit committee member has obtained these attributes through the experience specified in the SEC's definition of "audit committee financial expert." Further, as is the case with many small companies, it would be difficult for us to attract and retain board members who qualify as "audit committee financial experts," and competition for such individuals is significant. The board of directors believes that its current audit committee is able to fulfill its role under SEC regulations despite not having a designated "audit committee financial expert."

The audit committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website, www.premieralliance.com. The audit committee has adopted a non-retaliation policy and a complaint-monitoring procedure to enable confidential and anonymous reporting to the audit committee.

COMPENSATION COMMITTEE

The compensation committee determines, approves, and reports to the board of directors on all elements of compensation of our executive officers. The compensation committee also has the power to prescribe, amend, and rescind rules relating to our stock option plans, to grant options and other awards under the stock option plans, and to interpret the stock option plans.

Our board of directors currently acts as our compensation committee. None of the members of the compensation committee is "independent" in accordance with rule 4200(a)(14) of the Nasdaq Marketplace Rules.

The compensation committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website, www.premieralliance.com.

NOMINATING COMMITTEE

Our board of directors currently acts as our nominating committee. The nominating committee operates under a written charter, a copy of which is available on our website, www.premieralliance.com.

The nominating committee performs the following functions:

     o It considers, and recommends to the board of directors, individuals for appointment or election as directors.

     o It recommends to the board of directors individuals for appointment to vacancies on any committee of the board of directors.

     o It makes recommendations to the board of directors regarding any changes to the size of the board of directors or any committee.

     o It assists management in preparing proxy statement disclosure regarding the operations of the committee.

     o It reports to the board of directors on a regular basis, not less than once a year.

     o It performs any other duties or responsibilities expressly delegated to the committee by the board of directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including being able to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the nominating committee will review that director's overall service to our company during that director's term, including the number of meetings attended, level of participation, quality of performance, and any transactions with our company engaged in by that director during his or her term.

When selecting a new director nominee, the committee will first determine whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an "Audit Committee Financial Expert," as that term is used in section 407 of the Sarbanes-Oxley Act of 2002. The committee will then use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee will then meet to consider the candidates' qualifications and chooses a candidate by majority vote.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Chairman of the Nominating Committee, Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state
(1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended,
(3) the principal occupation or employment of each person recommended, (4) the class and number of shares of Premier Alliance Group shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of our company if elected.

The nominating committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in our proxy statement for that annual meeting.


COMMUNICATIONS FOR OUR SHAREHOLDERS TO THE BOARD OF DIRECTORS

Our board of directors recommends that shareholders direct to our assistant corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to investor@premieralliance.com or by mail to Board of Directors, Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the assistant corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed Mark S. Elliott, our president, to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2006, the board of directors held two meetings and acted by unanimous written consent one time. Each director attended 100% of the board meetings and meetings of the board committees on which he served.

During our fiscal year ended December 31, 2006, the audit committee met one time and did not act by written consent. The compensation committee and nominating committee did not meet or act by written consent.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Exchange Act, our directors and executive officers and beneficial owners of more than 10% of any class of our equity securities are required to file certain reports, within specified time periods, indicating their holdings of and transactions in any class of equity securities and derivative securities. Based solely on a review of any such reports provided to us and written representations from such persons regarding the necessity to file any such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2006.

CORPORATE GOVERNANCE

We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The board of directors has initiated actions consistent with these new rules and will continue to monitor developments in this area. Some are described below; others are described elsewhere in this proxy statement.

CODE OF ETHICS

We have adopted a code of ethics relating to financial management (for its principal executive officer and its senior financial officers). A copy of the code of ethics is available on our website, www.premieralliance.com. Violations of our code of ethics may be reported to the audit committee.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

We comply with recently enacted legislation outlawing extensions of credit in the form of personal loans to or for its directors and executive officers.


                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid to our executives for the fiscal year ended December 31, 2006. Each of our officers assumed their positions on November 5, 2004, on consummation of our share exchange agreement with Premier Alliance Group, Inc., a North Carolina corporation. This share exchange agreement is described in our annual report on Form 10-KSB for the fiscal year ended December 31, 2004.


-------------------------------------------------------------------------------
                          SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------
                                               Annual Compensation
                                       ----------------------------------------
                                                                 Other Annual
Name and Principal                                               Compensa-
Position                     Year        Salary      Bonus($)    tion(1)
--------------------------- ---------- ----------- ------------ ---------------
Mark S. Elliott,            2006       $180,000    -            $3,560
President
--------------------------- ---------- ----------- ------------ ---------------
Robert N. Yearwood,         2006       $180,000    -            $10,800
Exec Vice President
--------------------------- ---------- ----------- ------------ ---------------
Kevin J. Hasenfus,          2006       $180,000    -            $10,800
Exec Vice President
--------------------------- ---------- ----------- ------------ ---------------

(1) The amount under "Other Annual Compensation" represents a car allowance or allocations.

No grants of stock options or stock appreciation rights were made during the last fiscal year to our officers and our officers did not exercise any stock options during the last fiscal year. In addition, we do not have an equity compensation plan.

COMPENSATION OF DIRECTORS

We do not currently compensate our directors. Furthermore, whereas we may in the future compensate non-employee directors, we anticipate that we will not compensate for their services as director those of our directors who are employees.

EMPLOYMENT CONTRACTS

We do not have employment agreements with any of our employees.

LIMITS ON LIABILITY AND INDEMNIFICATION

Our articles of incorporation eliminate the personal liability of our directors to the fullest extent permitted by law. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to our directors, officers, and controlling persons under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 26, 2007, with respect to the beneficial ownership of our outstanding common stock and Class A preferred stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock they have the right to acquire within 60 days of March 26, 2007. When computing beneficial ownership percentages, shares of common stock that may be acquired within 60 days are considered outstanding for that holder only, not for any other holder.

The number and percentage of shares beneficially owned are based on 5,867,945 shares of common stock and 560,746 shares of Class A preferred stock issued and outstanding as of March 26, 2007.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws. And unless otherwise indicated, the address of each person is care of Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

------------------------   ------------------   -----------------   ----------
                            NUMBER OF SHARES                        OWNERSHIP
NAME                       BENEFICIALLY OWNED    CLASS OF STOCK     PERCENTAGE
------------------------   ------------------   -----------------   ----------
Mark S. Elliott                 646,016               Common         11.0%
------------------------   ------------------   -----------------   ---------
Robert N. Yearwood            1,602,119               Common         27.3%
------------------------   ------------------   -----------------   ---------
Kevin J. Hasenfus             1,292,031               Common         22.0%
------------------------   ------------------   -----------------   ---------

------------------------   ------------------   -----------------   ----------
                            NUMBER OF SHARES                        OWNERSHIP
NAME                       BENEFICIALLY OWNED    CLASS OF STOCK     PERCENTAGE
------------------------   ------------------   -----------------   ----------
All directors and officers    3,540,166               Common           0.3%
as a group (3 persons)
------------------------   ------------------   -----------------   ---------
Richard C. Siskey               981,944               Common          16.7%
------------------------   ------------------   -----------------   ---------
Vicki Elliott                   646,016               Common          11.0%
------------------------   ------------------   -----------------   ---------
Steven Bayern                   694,974 (1)           Common          10.7%
------------------------   ------------------   -----------------   ---------
Patrick Kolenik                 694,974 (1)           Common          10.7%
------------------------   ------------------   -----------------   ---------
Huntington Laurel               155,044         Class A preferred     27.6%
  Partners LP
5 Cedar Wood Ct
Laurel Hollow, NY 11791
------------------------   ------------------   -----------------   ---------
Jerry R. King                   103,363        Class A preferred      18.4%
2228 Hwy 102
Chesterfield, SC 29709
------------------------   ------------------   -----------------   ---------
Terry F. King                   103,363        Class A preferred      18.4%
4901 Winding Lane
Indian Trail, NC 28079
------------------------   ------------------   -----------------   ---------
Joseph A. Magurne and            103,363       Class A preferred      18.4%
Joseph M Magurne
1 Geordian Ct
Albertson, NY 11507
------------------------   ------------------   -----------------   ---------
Joseph R. Nemeth                 51,682        Class A preferred       9.2%
  Living Trust
29829 Telegraph
Suite 111
Southfield, MI 48034
------------------------   ------------------   -----------------   ---------


(1) Includes (a) 289,291 shares issuable upon exercise of a stock option held by Cyndel & Co., Inc., a company controlled by Mr. Bayern and Mr. Kolenik, (b) 155,044 shares issuable upon conversion of Class A preferred stock held by Huntington Laurel Partners LP, of which Mr. Bayern and Mr. Kolenik are General Partners, and (c) 155,044 shares issuable upon exercise of warrants held by Huntington Laurel Partners LP, of which Mr. Bayern and Mr. Kolenik are General Partners.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

We own life insurance policies on the life of each of Mark. S Elliott, Kevin J. Hasenfus, and Robert N. Yearwood, each policy having a face amount of $3,000,000. These policies were purchased by Premier Alliance Group, Inc., the North Carolina corporation we acquired in a share exchange effective November 5, 2004. The policies were purchased to fund the repurchase of shares contemplated by a shareholders agreement; that agreement was terminated on our acquisition of the North Carolina. We elected to maintain the policies in order to provide a benefit and an incentive to the employees in question.

An agreement with each of the employees relating to these policies provides that we retain ownership of the policy and are required to pay all scheduled monthly premiums and take all other actions necessary to maintain the policy in force, all until the earliest to occur of death of the employee, termination of the employee's employment, purchase of the policy by the employee, or our termination of the agreement. We have the right to terminate the agreement at any time in our sole discretion on at least 60 days' prior notice. If the employee dies at any time while we still own the policy, we are required to pay the employee's designated beneficiary an annual survivor's benefit of $300,000 per year for ten consecutive years.

Promoters and Control Persons

Roberrt L. Frome and Michael Wainstein, our former officers and directors, acted as promoters subsequent to our reorganization in 2000. As compensation, from January 2000 to August 2004, Messrs. Frome and Wainstein received an aggregate of 100,952 and 92,600 shares of common stock, respectively. They received no other compensation, and are not owed any in the future.

Director Independence

None of our directors are "independent" in accordance with rule 4200(a)(14) of the Nasdaq Marketplace Rules.

                                  PROPOSAL TWO:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITORS

Scharf Pera has been our principal accounting firm since December 2004, prior to which our principal accounting firm was Marcum & Kliegman LLP. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR RATIFICATION OF SELECTION OF SCHARF PERA & CO. PLLC AS OUR INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR.

We do not anticipate that representatives of Scharf Pera & Co. PLLC will attend the annual meeting.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the U.S., their judgments as to the quality, not just the acceptability, of our accounting principles, and such other matters as are required to be discussed with the committee under auditing standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors' independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with our independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The committee held one meeting during fiscal year 2006.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the annual report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

AUDIT FEES AND ALL OTHER FEES

Fees for audit services totaled approximately $18,565 in fiscal year 2006 and approximately $19,037 in fiscal year 2005, including fees associated with the annual audit and the reviews of our quarterly reports on Form 10-QSB. During fiscal year 2006 we incurred audit-related fees and tax fees of $8,565 related to work performed by our independent auditors, but incurred no other fees related to work performed by our independent auditors. The audit-related fees were incurred in connection with our filing of financial statements as part of the current report on Form 8-K that we are required to file.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT SERVICES AND PERMISSIBLE NON-AUDIT
SERVICES.

Consistent with the Sarbanes-Oxley Act and the SEC regulations promulgated thereunder, the audit committee has established a policy to pre-approve all audit and permissible non-audit services to be performed by our independent auditors.

Respectfully submitted March 21, 2007, by the members of the audit committee.


             MARK S. ELLIOTT, KEVIN J. HASENFUS, ROBERT N. YEARWOOD


                                       ***


                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Mark S. Elliott

                                Mark S. Elliott
                                President

Dated: March 21, 2007

PROXY CARD

                          PREMIER ALLIANCE GROUP, INC.

                       2007 ANNUAL MEETING OF SHAREHOLDERS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints each of Mark S. Elliott and Robert N. Yearwood as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.001 per share, of Premier Alliance Group, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of shareholders to be held on 1:00 p.m. Eastern Daylight Time on May 11, 2007, at the company's offices at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this proxy card will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR proposals 1 and 2. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

                        THE BOARD OF DIRECTORS RECOMMENDS

                         A VOTE "FOR" PROPOSALS 1 AND 2

1. Election of the following director nominees to serve for the following year and until their successors are elected:

Nominees are:   Mark S. Elliott, Kevin J. Hasenfus, and Robert N. Yearwood.


FOR ALL NOMINEES WITHHOLD AUTHORITY FOR WITHHELD FOR THE FOLLOWING ONLY:

LISTED ABOVE      ALL NOMINEES       (WRITE THE NAME(S) OF THE

WITH EXCEPTIONS NOTED              NOMINEE(S) IN THE SPACE BELOW)

   / /           / /
                      -------------------------------

2. Ratification of the selection of Scharf Pera & Co. PLLC as our independent auditors for the fiscal year ending December 31, 2006.

               FOR                AGAINST             ABSTAIN
               / /                 / /                 / /

Mark here if your address has changed and provide us with your new address in the space provided to the right:


NEW ADDRESS:

Dated: ___________________________, 2007

                         SIGNATURE(S) OF STOCKHOLDER(S)

                                      TITLE

                      Please mark, date and sign exactly as
                      your name appears above and return in
                       the enclosed envelope. If acting as
                        executor, administrator, trustee,
                     guardian, etc., you should so indicate
                        when signing. If the signer is a
                        corporation, please sign the full
                       corporate name, by duly authorized
                      officer. If shares are held jointly,
                       each shareholder named should sign.

PROXY CARD

                          PREMIER ALLIANCE GROUP, INC.

                       2007 ANNUAL MEETING OF SHAREHOLDERS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints each of Mark S. Elliott and Robert N. Yearwood as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of Class A preferred stock, par value $.001 per share, of Premier Alliance Group, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of shareholders to be held on 1:00 p.m. Eastern Daylight Time on May 11, 2007, at the company's offices at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this proxy card will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR proposals 1 and 2. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

                        THE BOARD OF DIRECTORS RECOMMENDS

                         A VOTE "FOR" PROPOSALS 1 AND 2

1. Election of the following director nominees to serve for the following year and until their successors are elected:


Nominees are:   Mark S. Elliott, Kevin J. Hasenfus, and Robert N. Yearwood.

FOR ALL NOMINEES WITHHOLD AUTHORITY FOR WITHHELD FOR THE FOLLOWING ONLY:

LISTED ABOVE      ALL NOMINEES       (WRITE THE NAME(S) OF THE

WITH EXCEPTIONS NOTED              NOMINEE(S) IN THE SPACE BELOW)

   / /           / /
                      -------------------------------

2. Ratification of the selection of Scharf Pera & Co. PLLC as our independent auditors for the fiscal year ending December 31, 2006.

               FOR                AGAINST             ABSTAIN
               / /                 / /                 / /

Mark here if your address has changed and provide us with your new address in the space provided to the right:

NEW ADDRESS:

Dated: ___________________________, 2007

                         SIGNATURE(S) OF STOCKHOLDER(S)

                                      TITLE

                      Please mark, date and sign exactly as
                      your name appears above and return in
                       the enclosed envelope. If acting as
                        executor, administrator, trustee,
                     guardian, etc., you should so indicate
                        when signing. If the signer is a
                        corporation, please sign the full
                       corporate name, by duly authorized
                      officer. If shares are held jointly,
                       each shareholder named should sign.